SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934
Date of Report: December 14, 2000	Commission file number 1-5885
J.P. MORGAN & CO. INCORPORATED (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	13-2625764 (IRS Employer Identification No.)

60 Wall Street, New York, New York (Address of principal executive offices	10260-0060 (Zip Code)
(Registrant's telephone number, including area code) (212) 483-2323

Item 5.  Other Events

          On December 13, 2000, the Board of Directors of J.P. Morgan & Co. Incorporated ("J.P. Morgan") declared a conditional quarterly dividend on J.P. Morgan's common stock. The J.P. Morgan Board also declared regular quarterly dividends on J.P. Morgan's Adjustable Rate Cumulative Preferred Stock, Series A and its Cumulative Preferred Stock, Series H. Copies of press releases relating to the foregoing are attached as exhibits 99.1 and 99.2 hereto.

          On December 14, 2000, J.P. Morgan and The Chase Manhattan Corporation ("Chase") issued a joint press release containing guidance on lower fourth quarter 2000 earnings for both companies and an update on the progress of their merger integration efforts. A copy of this press release is attached as exhibit 99.3 hereto.

           The attached press releases may contain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of J.P. Morgan's and Chase's managements and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the failure of Chase and J.P. Morgan shareholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the revenue synergies and cost savings anticipated from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or in the loss of key employees or may adversely affect relationships with employees, clients or suppliers; the inability to obtain governmental approvals of the merger on the proposed schedule or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risks of adverse movements or volatility in the securities markets or in interest or foreign exchange rates or indices; the risk of adverse impacts from an economic downturn; the risk of a downturn in domestic or foreign securities and trading conditions or markets; the risks associated with increased competition; the risks associated with unfavorable political and diplomatic developments in foreign markets or adverse changes in domestic or foreign governmental or regulatory policies; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Form 10-K of Chase and J.P. Morgan, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov) and in the joint proxy statement-prospectus contained in J.P. Morgan's Definitive Proxy Statement on Schedule 14A and in Chase's Registration Statement on Form S-4, each of which has been filed with the SEC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits The following exhibits are filed with this report.
Exhibit Number	Description
99.1 99.2 99.3	Press Release (conditional common stock dividend) Press Release (preferred stock dividend) Press Release (earnings guidance/merger update)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
J.P. MORGAN & CO. INCORPORATED (Registrant)
Date: December 14, 2000	/s/ James C.P. Berry James C.P. Berry Assistant Secretary

EXHIBIT INDEX
Exhibit Number	Description
99.1 99.2 99.3	Press Release (conditional common stock dividend) Press Release (preferred stock dividend) Press Release (earnings guidance/merger update)